LORD ABBETT SECURITIES TRUST Lord Abbett Micro Cap Value Fund

Supplement dated June 18, 2013 to the

Statement of Additional Information dated March 1, 2013

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1.                  The following replaces the eighth paragraph in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” on page 5-4 of the Statement of Additional Information (the “SAI”):

Robert P. Fetch heads Micro Cap Value Fund’s team and is primarily responsible for the day-to-day management of the Fund.

2.                  The following rows will replace the row in the table regarding Micro Cap Value Fund in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” on page 5-5 of the SAI:

Other Accounts Managed (# and Total Net Assets +)
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Micro Cap Value Fund	Robert P. Fetch*	11/$12,613	3/$603**	415/$2,462***

+    Total net assets are in millions.

*    The amount shown is as of April 30, 2013.

**   Included in the number of accounts and total assets are two accounts with respect to which the management fee is based on the performance of the account;
      such accounts total approximately $575 million in assets.

*** Does not include $383 million for which Lord Abbett provides investment models to managed account sponsors.

3.                  The following replaces the row in the table regarding Micro Cap Value Fund in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers” beginning on page 5-6 of the SAI:

Dollar Range of Shares in the Fund
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Micro Cap Value Fund	Robert P. Fetch*					X
* The amount shown is as of May 31, 2013.

Please retain this document for your future reference.